                         Semiannual Report May 31, 1998

                                   OPPENHEIMER

                                  QUEST GLOBAL
                                VALUE FUND, INC.
                                    [PHOTO]

                            [OPPENHEIMERFUNDS LOGO]
                            THE RIGHT WAY TO INVEST

CONTENTS

 3 President's Letter

 4 Fund Performance

 6 An Interview
   with the Fund's Managers

11 Statement of Investments

18 Statement of
   Assets and
   Liabilities

20 Statement of Operations

21 Statements of Changes in
   Net Assets

22 Financial Highlights

25 Notes to Financial Statements

34 Officers and Directors

36 Information and Services

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

- WE BELIEVE THAT U.S. CORPORATE GROWTH IS LIKELY TO SLOW DOWN due to decreased exports to Asia.

- WE FOUND OPPORTUNITIES in European companies that stand to benefit from the formation of a single, continental marketplace after the debut of the European Monetary Union.

- WE REMAIN VERY CAUTIOUS WITH REGARD TO ASIAN STOCKS because of our view that the region's economic problems are likely to persist.

CUMULATIVE TOTAL RETURNS

For the 6-Month Period
Ended 5/31/98

CLASS A
  Without               With
  Sales Chg.(1)         Sales Chg.(2)

   14.51%               7.93%

CLASS B
  Without               With
  Sales Chg.(1)         Sales Chg.(2)

   14.24%               9.24%

CLASS C
  Without               With
  Sales Chg.(1)         Sales Chg.(2)

   14.26%               13.26%

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. OppenheimerFunds, Inc. became the Fund's advisor on 11/22/95. The Fund's subadvisor is OpCap Advisors, which was the Fund's advisor prior to 11/22/95. The portfolio managers are employed by the Fund's subadvisor.

1. Includes changes in net asset value per share without deducting any sales charges. This performance is not annualized.

2. Class A return includes the current maximum initial sales charge of 5.75%. Class B return includes the applicable contingent deferred sales charge of 5%. Class C return includes the applicable contingent deferred sales charge of 1%. An explanation of the different performance calculations is in the Fund's prospectus. Class A shares are subject to an annual 0.25% asset-based sales charge. Class B and C shares are subject to an annual 0.75% asset-based sales charge.

                  2  Oppenheimer Quest Global Value Fund, Inc.

[PHOTO]
BRIDGET A. MACASKILL
President
OPPENHEIMER Quest
Global Value Fund, Inc.

DEAR SHAREHOLDER,
--------------------------------------------------------------------------------

As we move further into 1998, we remain impressed by the remarkable resilience of the financial markets. Recent efforts by the United States to help support the Japanese yen have inspired hope that the fallout of the Asian economic crisis can be contained. In general, the U.S. and world markets have continued to build wealth for investors at a virtually unprecedented pace.

     At OppenheimerFunds, we are pleased to help our fund shareholders participate in the potential rewards of today's markets, but we also recognize that this rate of growth cannot last forever. Because no one can predict exactly when the next correction or bear market might occur, we think it is prudent to continually identify, evaluate and manage the risks that may affect our fund shareholders.

     We believe that one of the leading risks facing investors today is that stock valuations are at the high end of their historical range, while U.S. corporate earnings growth is slowing. Given these facts, we believe it is unlikely that stocks will sustain the growth rate of the past three years. Stock prices could continue trading near current levels until earnings "catch up," or there could be a market correction. However, we believe that either scenario would be only a temporary pause on the way to potentially greater long-term gains.

     We are also examining the potential economic effects of the "millennium problem" that may render many computer systems unable to recognize the year 2000 when it arrives. Solving this problem has required companies to divert substantial human and financial resources from their core businesses, possibly constraining global economic growth during 1999 and 2000.

     For our part, we can report that OppenheimerFunds has made solid progress toward ensuring that our shareholder accounting systems are fully "year 2000 compliant," and that all shareholder accounts will make a seamless transition into the 21st century.

     We encourage you to meet with your financial advisor to discuss how a possible market correction or the millennium problem may affect your investments. Together, you can prepare your investment portfolio for the challenges and opportunities of the new century.

Sincerely,

/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill
June 19, 1998

                  3  Oppenheimer Quest Global Value Fund, Inc.

AVG ANNUAL TOTAL RETURNS

For the Period Ended 6/30/98(1)

CLASS A
                        Since
  1 year    5 year      Inception

  7.77%     14.69%      11.16%

CLASS B
                        Since
  1 year    5 year      Inception

  8.82%     N/A         14.22%

CLASS C
                        Since
  1 year    5 year      Inception

  12.78%    N/A         14.41%


CUMULATIVE TOTAL RETURN

For the Period Ended 6/30/98(1)

CLASS A

  5 year

  98.40%                $19,840(3)

PERFORMANCE UPDATE
--------------------------------------------------------------------------------

Oppenheimer Quest Global Value Fund, Inc. performed well over the past six months, primarily because of our choice of investments, especially in Europe and the United States. In addition, the Fund's Class A shares have an overall 4-star ranking (****)from Morningstar for the combined 3- and 5-year periods ended June 30, 1998, among 778 (3-year) and 338 (5-year) international stock funds.(2)


                                 GROWTH OF $10,000
                                 Over five years(3)
                              (without sales charges)

          Oppenheimer Quest Global
               Value Fund, Inc.
                Class A shares                     MSCI World Index
                     10000                               10000
                     10686.1                             10425.7
                     10977.8                             10550.2
                     11049.7                             10572
                     11257.4                             10844.4
                     11529                               11031.5
                     11326.3                             10904.3
                     11614.9                             11364
                     12682                               11798.5
                     13539.1                             12406.3
                     13707.5                             12943.6
                     14340.2                             13417.8
                     14848.2                             13753.1
                     15126.1                             13880.7
                     15940.6                             14461
                     16317.8                             14449
                     18253.3                             16565.6
                     19146.6                             16984.1
                     18269.5                             16509.9
                     20519.5                             18814.9
                     20872                               19139

1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 7/2/90. The Fund's maximum sales charge for Class A shares was lower prior to 11/24/95, so actual performance may have been higher. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (since inception on 9/1/93). Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 9/1/93. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge and Class A shares are subject to an annual 0.25% asset-based sales charge.

                 4  Oppenheimer Quest Global Value Fund, Inc.

PORTFOLIO REVIEW
--------------------------------------------------------------------------------

Oppenheimer Quest Global Value Fund, Inc. is for investors looking for long-term growth from U.S. and foreign stocks.

WHAT WE LOOK FOR
- Companies with HIGH RETURN on capital.
- Businesses with STRONG INDUSTRY POSITIONS and unique products or services.
- Companies with STRONG BALANCE SHEETS.
- Management COMMITTED TO SHAREHOLDER INTERESTS.

SECTOR WEIGHTINGS(4)

- Financial              30.0%
- Consumer
  Cyclical               18.3
- Technology             17.0
- Industrial             12.2
- Basic Materials         9.1
- Consumer
  Non-Cyclical            5.4
- Utilities               4.7
- Energy                  3.3

TOP 10 STOCK HOLDINGS(4)
 ................................................................................
  Federal Home Loan
  Mortgage Corp.                    4.1%       Wells Fargo & Co.        3.2%
 ................................................................................
  Citicorp                          3.8        Boeing Co.               3.0
 ................................................................................
  McDonald's Corporation            3.6        Lockheed Martin Corp.    2.4
 ................................................................................
  DuPont (E.I.) DeNemours & Co.     3.4        EXEL Ltd.                2.2
 ................................................................................
  Time Warner, Inc.                 3.3        Nokia Oyj, Cl. K         1.8
 ................................................................................


TOP 10 COUNTRY HOLDINGS(4)
 ................................................................................
  United States                    42.3%       Great Britain            5.3%
 ................................................................................
  Japan                             8.2        Netherlands              4.0
 ................................................................................
  France                            7.2        Spain                    3.5
 ................................................................................
  Sweden                            6.6        Switzerland              3.4
 ................................................................................
  Germany                           6.4        Brazil                   3.1
 ................................................................................

2. Source: Morningstar, Inc., 6/30/98. Morningstar ranks mutual funds in broad investment classes, based on risk-adjusted returns after considering sales charges and expenses. Return and risk are measured as performance above and below 90-day U.S. Treasury bill returns, respectively. Current star rankings are based on the weighted average of 3-, 5- and 10-year (if applicable) rankings for a fund or class, and are subject to change monthly. Top 10%: 5 stars. Next 22.5%: 4 stars. Middle 35%: 3 stars. Next 22.5%: 2 stars. Bottom 10%: 1 star. The Fund's Class A shares were ranked 4 stars (3-year) and 4 stars (5-year), weighted 40%/60%, respectively.

3. Results of a hypothetical $10,000 investment in Class A shares on June 30, 1993. The Morgan Stanley Capital International World Index is a broad-based, unmanaged index of foreign and domestic stocks including reinvestment of net dividends, and cannot be purchased by investors. Past performance does not guarantee future results.

4. Portfolio is subject to change. Percentages are as of May 31, 1998 and are based on total market value of stock holdings.

                  5 Oppenheimer Quest Global Value Fund, Inc.

"The Fund's best gains over the past six months were found in the DEVELOPED MARKETS of Europe."

An INTERVIEW with your Fund's managers
--------------------------------------------------------------------------------

HOW HAS OPPENHEIMER QUEST GLOBAL VALUE FUND PERFORMED OVER THE PAST SIX MONTHS?

The Fund's Class A shares provided a cumulative total return, without deducting sales charges, of 14.51% for the six-month period ended May 31, 1998.(1)

DID YOUR VALUE-ORIENTED INVESTMENT STYLE LEAD YOU TO INVESTMENTS CONCENTRATED IN ANY PARTICULAR REGION?

Although we select investments based on individual companies' fundamentals rather than broad economic or market-related considerations, we found a number of attractive opportunities in Europe. In fact, stocks in the developed markets of Europe performed very well over the last six months, even outperforming U.S. stocks.

WHY WAS EUROPE'S STOCK MARKET SO STRONG?

European economies have enjoyed stable interest rates and low inflation, as well as greater demand for goods and services from European consumers. In addition, many of Europe's companies have benefited from preparations for the European Monetary Union (EMU), scheduled to debut on January 1, 1999. Once EMU is in place, the elimination of trade and currency barriers will create a single market that is expected to be larger than the U.S. marketplace. Companies that have traditionally dominated their national markets are now attempting to succeed in that larger market.

     In addition, European corporate executives have sharpened their focus on shareholder value. After witnessing the benefits of a similar focus in the United States, these executives have been restructuring their operations in an attempt to reduce costs and boost productivity.

1. Includes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.

                  6  Oppenheimer Quest Global Value Fund, Inc.

[PHOTO]
PORTFOLIO MANAGEMENT
TEAM (L TO R)
Richard Glasebrook II
Pierre Daviron
(Portfolio Managers)

HAVE THE ASIAN MARKETS RECOVERED FROM LAST YEAR'S FINANCIAL CRISIS?

A combination of economic forces, including ill-advised economic policies and a weak banking system, led to last year's massive currency devaluations of many Asian countries. In effect, the wealth of Asian governments and businesses dropped to a fraction of their former value. Economic difficulties, corporate bankruptcies and steep market declines followed and Southeast Asia continues to suffer. As of May 31, less than 1% of the Fund's assets were invested in Asian markets outside Japan.

IN WHAT TYPES OF COMPANIES DID YOU FIND THE MOST ATTRACTIVE OPPORTUNITIES?

The financial sector represented our largest concentration of assets. We focused specifically on financial services companies in the United States which have enjoyed record profits, primarily due to low interest rates and a healthy economy. Examples of U.S. financial companies in the portfolio include Citicorp, Transamerica and Wells Fargo.

     We also found attractive companies in Europe and Japan. In Europe's consumer sector, a number of retailers, food conglomerates and other consumer-oriented companies have benefited from improved economic conditions and expansion into new markets. In Japan, we have built a strong position in the electronics industry by focusing on well-capitalized exporters. Because these companies derive the bulk of their revenues from markets outside of Japan, they are less sensitive to the economic problems currently affecting the Japanese economy.

                  7  Oppenheimer Quest Global Value Fund, Inc.

"The U.S. financial services industry has enjoyed RECORD PROFITS."

An INTERVIEW with your Fund's managers
--------------------------------------------------------------------------------

WHAT COMPANIES CONTRIBUTED MOST TO THE FUND'S PERFORMANCE OVER THE PAST SIX MONTHS?

SAP AG, based in Germany, was one of the Fund's top performers. SAP is the world's leading manufacturer of business application software for client/server computing. As companies around the world strive to become more efficient, SAP helps them automate their accounting and financial activities, inventory controls, human resources functions and manufacturing operations. Through strategic acquisition, SAP has grown to become a dominant software provider with substantial cash flow to finance further growth.

     U.S.-based Citicorp was another good investment. That's because this global bank has a presence in more than 90 countries, and has made great progress since experiencing problems several years ago with loan defaults in Latin America. Citicorp also recently announced plans to merge with another leading financial company, Travelers Group. The resulting entity--known as Citigroup--will include businesses ranging from insurance to credit cards to brokerage services. This breadth is expected to help Citigroup cross-sell a wider variety of financial products to its customers.

     Credit Suisse also contributed to the Fund's performance. A financial services giant that is growing its asset management business and restructuring its investment banking business, Credit Suisse has also been cutting costs, and investors appear to have responded positively to the potential for higher earnings.

                 8  Oppenheimer Quest Global Value Fund, Inc.

"Our outlook for global stock markets varies depending on which REGION of the world we're considering."

WHAT IS YOUR OUTLOOK FOR THE GLOBAL STOCK MARKETS OVER THE
FORESEEABLE FUTURE?

Our outlook ranges from positive to very negative, depending on which region of the world we're considering. As explained earlier, we believe that the European Monetary Union will have long-lasting, positive benefits for many European companies, and we're optimistic about the stock markets there.

     We are more cautious regarding the U.S. stock market. In our view, there is a significant risk that corporate profit growth may wane due to decreased exports to Asia as well as cheaper imports from this region which will compete with U.S. goods. Rising wages in a tight U.S. labor market is another concern. In addition, we believe that many U.S. stocks are highly valued, which may make them more vulnerable to earnings disappointments.

     We are less optimistic about Japan and the rest of Asia over the foreseeable future. In Japan, despite efforts by the international community to support economic recovery, government officials have been slow to take dramatic action. In our opinion, the region's stock markets still have to deal with bankruptcies, rising unemployment and weakness in corporate earnings after last year's currency devaluations.

     No matter what the future brings to the global stock markets, we will continue to strive to identify strong companies selling at attractive prices. In our view, this disciplined, value-oriented approach to global investing is part of The Right Way to Invest.


                  9  Oppenheimer Quest Global Value Fund, Inc.

FINANCIALS
--------------------------------------------------------------------------------

                  10  Oppenheimer Quest Global Value Fund, Inc.

STATEMENT OF INVESTMENTS  May 31, 1998 (Unaudited)

                                                                                                    MARKET VALUE
                                                                                    SHARES          SEE NOTE (1)
================================================================================================================
COMMON STOCKS--95.2%
----------------------------------------------------------------------------------------------------------------
BASIC MATERIALS--8.7%
----------------------------------------------------------------------------------------------------------------
CHEMICALS--6.1%
Du Pont (E.I.) De Nemours & Co.                                                     210,000          $16,170,000
----------------------------------------------------------------------------------------------------------------
Hoechst AG(1)                                                                        78,000            3,797,639
----------------------------------------------------------------------------------------------------------------
Monsanto Co.                                                                        110,000            6,091,250
----------------------------------------------------------------------------------------------------------------
Shin-Etsu Chemical Co.(1)                                                            74,000            1,375,167
----------------------------------------------------------------------------------------------------------------
Solutia, Inc.                                                                       100,000            2,743,750
                                                                                                     -----------
                                                                                                      30,177,806

----------------------------------------------------------------------------------------------------------------
METALS--0.5%
Toho Titanium Co.(1)                                                                 72,000              618,338
----------------------------------------------------------------------------------------------------------------
Usinor SA(2)                                                                        123,000            2,057,960
                                                                                                     -----------
                                                                                                       2,676,298

----------------------------------------------------------------------------------------------------------------
PAPER--2.1%
Aracruz Celulose SA, Sponsored ADR                                                  118,000            1,593,000
----------------------------------------------------------------------------------------------------------------
AssiDoman AB                                                                        102,000            3,243,293
----------------------------------------------------------------------------------------------------------------
Champion International Corp.                                                        110,000            5,280,000
                                                                                                     -----------
                                                                                                      10,116,293

----------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--17.5%
----------------------------------------------------------------------------------------------------------------
AUTOS & HOUSING--2.6%
Calsonic Corp.(1)                                                                   424,000            1,508,548
----------------------------------------------------------------------------------------------------------------
Cie Generale des Etablissements Michelin, B Shares(2)                                43,600            2,697,868
----------------------------------------------------------------------------------------------------------------
Corporacion GEO, SA de CV, Series B(2)                                              409,900            2,338,691
----------------------------------------------------------------------------------------------------------------
Electrolux AB, Series B Free(1)                                                      37,000            3,685,386
----------------------------------------------------------------------------------------------------------------
Honda Motor Co.                                                                      77,000            2,622,884
                                                                                                     -----------
                                                                                                      12,853,377

----------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT--8.1%
EMI Group plc(2)                                                                    170,000            1,438,768
----------------------------------------------------------------------------------------------------------------
Hagemeyer NV                                                                         64,000            2,873,362
----------------------------------------------------------------------------------------------------------------
Imax Corp.(2)                                                                        72,200            1,821,980
----------------------------------------------------------------------------------------------------------------
McDonald's Corp.                                                                    260,000           17,062,500
----------------------------------------------------------------------------------------------------------------
Scandic Hotels AB(2)                                                                 17,800              681,911
----------------------------------------------------------------------------------------------------------------
Thomson Travel Group plc(2)                                                         168,880              494,330
----------------------------------------------------------------------------------------------------------------
Time Warner, Inc.                                                                   200,000           15,562,500
                                                                                                     -----------
                                                                                                      39,935,351

                  11  Oppenheimer Quest Global Value Fund, Inc.

                                                                                                    MARKET VALUE
                                                                                    SHARES          SEE NOTE (1)
================================================================================================================
MEDIA--2.6%
Benpres Holdings Corp., Sponsored GDR(2)                                            241,600          $   893,195
----------------------------------------------------------------------------------------------------------------
Canal Plus(2)                                                                        13,000            2,359,777
----------------------------------------------------------------------------------------------------------------
Thomson Corp.                                                                        69,000            1,947,332
----------------------------------------------------------------------------------------------------------------
VNU - Verenigde Nederlandse Uitgeverbedrijven Verenigd Bezit                        100,000            3,434,416
----------------------------------------------------------------------------------------------------------------
Wolters Kluwer NV                                                                    29,800            4,190,237
                                                                                                    ------------
                                                                                                      12,824,957

----------------------------------------------------------------------------------------------------------------
RETAIL:  GENERAL--0.9%
Cia Tecidos Norte de Minas, Preference                                            3,650,000              618,816
----------------------------------------------------------------------------------------------------------------
Circle K Japan Co. Ltd.(1)                                                           43,960            1,614,811
----------------------------------------------------------------------------------------------------------------
Yue Yuen Industrial Holdings Ltd.                                                 1,227,500            2,201,864
                                                                                                    ------------
                                                                                                       4,435,491

----------------------------------------------------------------------------------------------------------------
RETAIL:  SPECIALTY--3.3%
Aldeasa SA                                                                          120,000            4,639,328
----------------------------------------------------------------------------------------------------------------
Metro AG(1)(2)                                                                       84,500            5,261,130
----------------------------------------------------------------------------------------------------------------
Minolta Co. Ltd.(1)                                                                 270,000            1,753,689
----------------------------------------------------------------------------------------------------------------
Safeway plc                                                                         440,000            2,683,482
----------------------------------------------------------------------------------------------------------------
Stefanel SPA(2)                                                                     645,100            1,714,832
                                                                                                    ------------
                                                                                                      16,052,461

----------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--5.1%
----------------------------------------------------------------------------------------------------------------
BEVERAGES--0.6%
Mikuni Coca-Cola Bottling Ltd.(1)                                                   172,000            2,867,390
----------------------------------------------------------------------------------------------------------------
FOOD--0.8%
Bompreco SA Supermercados do Nordeste, Sponsored GDR(3)                              50,000              875,000
----------------------------------------------------------------------------------------------------------------
Bompreco SA Supermercados do Nordeste, Sponsored GDR                                 22,000              385,000
----------------------------------------------------------------------------------------------------------------
Groupe Danone                                                                        10,400            2,800,443
                                                                                                    ------------
                                                                                                       4,060,443

----------------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS--2.2%
Astra AB Free, Series A(1)                                                          204,000            4,102,960
----------------------------------------------------------------------------------------------------------------
Gedeon Richter Rt., GDR, Registered S Shares(2)                                          50                4,228
----------------------------------------------------------------------------------------------------------------
Gedeon Richter Rt., Sponsored GDR(2)                                                 17,200            1,454,260
----------------------------------------------------------------------------------------------------------------
Novartis AG                                                                           3,200            5,427,734
                                                                                                    ------------
                                                                                                      10,989,182

----------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES--1.1%
Becton, Dickinson & Co.                                                              60,000            4,245,000
----------------------------------------------------------------------------------------------------------------
Gehe AG(1)(2)                                                                        26,000            1,388,384
----------------------------------------------------------------------------------------------------------------
SmithKline Beecham plc                                                                  969               10,484
                                                                                                    ------------
                                                                                                       5,643,868

                  12  Oppenheimer Quest Global Value Fund, Inc.

                                                                                                    MARKET VALUE
                                                                                    SHARES          SEE NOTE (1)
================================================================================================================
HOUSEHOLD GOODS--0.4%
Antofagasta Holdings plc                                                            360,500          $ 1,778,300
----------------------------------------------------------------------------------------------------------------
ENERGY--3.1%
----------------------------------------------------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS--0.3%
Stolt Comex Seaway SA                                                                50,000            1,587,500
----------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED--2.8%
PanCanadian Petroleum Ltd.                                                           82,500            1,317,122
----------------------------------------------------------------------------------------------------------------
Quinenco SA, ADR                                                                     75,000              712,500
----------------------------------------------------------------------------------------------------------------
Repsol SA(1)                                                                         61,000            3,394,376
----------------------------------------------------------------------------------------------------------------
Saga Petroleum AS, CL. A                                                            118,000            1,989,552
----------------------------------------------------------------------------------------------------------------
Suncor Energy, Inc.                                                                  57,200            2,022,798
----------------------------------------------------------------------------------------------------------------
Total SA, B Shares                                                                   34,500            4,284,555
                                                                                                     -----------
                                                                                                      13,720,903

----------------------------------------------------------------------------------------------------------------
FINANCIAL--28.6%
----------------------------------------------------------------------------------------------------------------
BANKS--14.7%
Banca del Gottardo, Cl. B(2)                                                          2,625            1,991,880
----------------------------------------------------------------------------------------------------------------
Bank Austria AG(2)                                                                   47,000            4,192,395
----------------------------------------------------------------------------------------------------------------
Bayerische Vereinsbank AG                                                            53,400            4,477,976
----------------------------------------------------------------------------------------------------------------
Citicorp                                                                            120,000           17,895,000
----------------------------------------------------------------------------------------------------------------
Corporacion Bancaria de Espana SA                                                    37,000            3,156,792
----------------------------------------------------------------------------------------------------------------
Credit Suisse Group(2)                                                               29,000            6,393,765
----------------------------------------------------------------------------------------------------------------
Empresa Nacional de Comercio Redito e Participacoes SA, Preferred                 3,050,000               13,232
----------------------------------------------------------------------------------------------------------------
Lloyds TSB Group plc                                                                299,606            4,345,812
----------------------------------------------------------------------------------------------------------------
Macquarie Bank Ltd.(2)                                                              182,000            1,682,701
----------------------------------------------------------------------------------------------------------------
National Bank of Greece SA                                                           27,600            3,974,127
----------------------------------------------------------------------------------------------------------------
Nordbanken Holding AB(1)                                                            511,000            3,621,600
----------------------------------------------------------------------------------------------------------------
Skandinaviska Enskilda Banken Group                                                 192,900            3,214,618
----------------------------------------------------------------------------------------------------------------
Wells Fargo & Co.                                                                    41,700           15,074,550
----------------------------------------------------------------------------------------------------------------
Yasuda Trust & Banking Ltd.(1)(2)                                                 2,050,000            2,574,243
                                                                                                     -----------
                                                                                                      72,608,691

----------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--7.5%
Aiful Corp.                                                                          40,000            2,364,233
----------------------------------------------------------------------------------------------------------------
American Express Co.                                                                 55,000            5,644,375
----------------------------------------------------------------------------------------------------------------
Freddie Mac                                                                         420,000           19,110,000
----------------------------------------------------------------------------------------------------------------
ING Groep NV                                                                         54,726            3,761,761
----------------------------------------------------------------------------------------------------------------
Orix Corp.                                                                           23,000            1,495,543
----------------------------------------------------------------------------------------------------------------
Shohkoh Fund & Co.                                                                    8,300            2,126,438
----------------------------------------------------------------------------------------------------------------
Takefuji Corp.                                                                       52,500            2,599,141
                                                                                                     -----------
                                                                                                      37,101,491

                  13  Oppenheimer Quest Global Value Fund, Inc.

                                                                                                    MARKET VALUE
                                                                                    SHARES          SEE NOTE (1)
================================================================================================================
INSURANCE--6.4%
ACE Ltd.                                                                            127,500          $ 4,542,188
----------------------------------------------------------------------------------------------------------------
AXA SA                                                                               42,000            4,780,730
----------------------------------------------------------------------------------------------------------------
EXEL Ltd.                                                                           140,000           10,535,000
----------------------------------------------------------------------------------------------------------------
Istituto Nazionale delle Assicurazioni(1) (2)                                       670,000            2,088,029
----------------------------------------------------------------------------------------------------------------
Koelnische Rueckversicherungs AG                                                      2,700            3,286,418
----------------------------------------------------------------------------------------------------------------
Transamerica Corp.                                                                   55,000            6,325,000
                                                                                                     -----------
                                                                                                      31,557,365

----------------------------------------------------------------------------------------------------------------
INDUSTRIAL--11.5%
----------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--3.0%
Inaba Denkisangyo Co.                                                                70,000              762,819
----------------------------------------------------------------------------------------------------------------
Le Carbone-Lorraine(1)(2)                                                             8,000            3,650,484
----------------------------------------------------------------------------------------------------------------
Schneider SA(1) (2)                                                                  50,000            4,228,812
----------------------------------------------------------------------------------------------------------------
Siebe plc                                                                           172,500            4,317,894
----------------------------------------------------------------------------------------------------------------
Unican Security Systems Ltd., Cl. B                                                  81,000            1,946,715
                                                                                                     -----------
                                                                                                      14,906,724

----------------------------------------------------------------------------------------------------------------
INDUSTRIAL MATERIALS--1.8%
Holderbank Financiere Glarus AG(2)                                                    1,600            2,049,468
----------------------------------------------------------------------------------------------------------------
Sho-Bond Corp.(1)                                                                   173,000            3,096,308
----------------------------------------------------------------------------------------------------------------
Tarkett AG                                                                           99,600            3,910,720
                                                                                                     -----------
                                                                                                       9,056,496

----------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--1.7%
Fugro NV(2)                                                                           5,680              271,409
----------------------------------------------------------------------------------------------------------------
Grupo Elektra SA de CV, CPO                                                       1,684,500            1,960,403
----------------------------------------------------------------------------------------------------------------
Munters AB                                                                          170,400            2,001,908
----------------------------------------------------------------------------------------------------------------
Vedior NV                                                                           129,900            4,138,024
                                                                                                     -----------
                                                                                                       8,371,744

----------------------------------------------------------------------------------------------------------------
MANUFACTURING--4.9%
Atlas Copco AB, A Shares                                                            115,000            3,333,576
----------------------------------------------------------------------------------------------------------------
Bombardier, Inc., Cl. B                                                              63,100            1,622,670
----------------------------------------------------------------------------------------------------------------
BTC plc(2)                                                                          941,468            3,105,050
----------------------------------------------------------------------------------------------------------------
Jardine Strategic Holdings Ltd.                                                           1                    2
----------------------------------------------------------------------------------------------------------------
Minnesota Mining & Manufacturing Co.                                                 70,000            6,483,750
----------------------------------------------------------------------------------------------------------------
Sodick Co.(2)                                                                       481,000            1,409,345
----------------------------------------------------------------------------------------------------------------
Tenneco, Inc.                                                                       120,000            4,995,000
----------------------------------------------------------------------------------------------------------------
Unilever plc                                                                        142,700            1,568,405
----------------------------------------------------------------------------------------------------------------
Vidrala SA                                                                          129,000            1,760,466
                                                                                                     -----------
                                                                                                      24,278,264

                  14  Oppenheimer Quest Global Value Fund, Inc.

                                                                                                    MARKET VALUE
                                                                                    SHARES          SEE NOTE (1)
================================================================================================================
TRANSPORTATION--0.1%
Bombardier, Inc.                                                                     22,000         $    565,749
----------------------------------------------------------------------------------------------------------------
TECHNOLOGY--16.2%
----------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE--5.7%
Boeing Co.                                                                          300,000           14,287,500
----------------------------------------------------------------------------------------------------------------
Embraer-Empresa Brasileira de Aeronautica SA(2)                                 167,900,000            2,700,577
----------------------------------------------------------------------------------------------------------------
Lockheed Martin Corp.                                                               100,000           11,225,000
                                                                                                    ------------
                                                                                                      28,213,077

----------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE--0.6%
Canon, Inc.                                                                          94,000            2,238,660
----------------------------------------------------------------------------------------------------------------
Viglen Technology plc                                                             1,020,000              465,728
----------------------------------------------------------------------------------------------------------------
Viglen Technology plc Loan Nts.(2)(4)                                               219,300              357,613
                                                                                                    ------------
                                                                                                       3,062,001

----------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES--2.1%
Konami Co. Ltd.(1)                                                                  119,500            2,539,800
----------------------------------------------------------------------------------------------------------------
SAP AG                                                                               15,000            7,757,495
                                                                                                    ------------
                                                                                                      10,297,295

----------------------------------------------------------------------------------------------------------------
ELECTRONICS--6.0%
ABB AB, A Shares                                                                    163,000            2,633,084
----------------------------------------------------------------------------------------------------------------
Intel Corp.                                                                         100,000            7,143,750
----------------------------------------------------------------------------------------------------------------
Kyocera Corp.                                                                        22,500            1,097,680
----------------------------------------------------------------------------------------------------------------
National Semiconductor Corp.(2)                                                     200,000            3,250,000
----------------------------------------------------------------------------------------------------------------
Nokia Oyj, Cl. K(2)                                                                 129,000            8,380,983
----------------------------------------------------------------------------------------------------------------
Rohm Co.                                                                             11,000            1,143,146
----------------------------------------------------------------------------------------------------------------
SGS-Thomson Microelectronics NV(1)(2)                                                39,000            3,143,328
----------------------------------------------------------------------------------------------------------------
Sony Corp.                                                                           34,000            2,870,854
                                                                                                    ------------
                                                                                                      29,662,825

----------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY--1.8%
Ericsson LM, B Shares                                                               163,200            4,657,837
----------------------------------------------------------------------------------------------------------------
Ericsson Telecomunicacoes SA                                                     56,000,000            1,124,694
----------------------------------------------------------------------------------------------------------------
Orange plc(2)                                                                       390,000            2,930,248
                                                                                                    ------------
                                                                                                       8,712,779

----------------------------------------------------------------------------------------------------------------
UTILITIES--4.5%
----------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--2.1%
Cia Energetica de Minas Gerais                                                   74,649,970            1,849,731
----------------------------------------------------------------------------------------------------------------
Cie Generale des Eaux(1) (2)                                                         19,000            3,817,297
----------------------------------------------------------------------------------------------------------------
Endesa SA(1)                                                                        141,000            3,382,546
----------------------------------------------------------------------------------------------------------------
Light Participacoes SA                                                            7,200,000            1,176,859
                                                                                                    ------------
                                                                                                      10,226,433

                  15  Oppenheimer Quest Global Value Fund, Inc.

                                                                                                    MARKET VALUE
                                                                                    SHARES          SEE NOTE (1)
================================================================================================================
GAS UTILITIES--0.5%
Precision Drilling Corp.(2)                                                         122,100        $   2,557,200
----------------------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES--1.9%
Sprint Corp.                                                                         75,000            5,381,250
----------------------------------------------------------------------------------------------------------------
Telecomunicacoes Brasileiras SA, Sponsored ADR                                       39,000            4,158,375
                                                                                                   -------------
                                                                                                       9,539,625
                                                                                                   -------------
Total Common Stocks (Cost $346,947,980)                                                              470,437,379

                                                                                FACE
                                                                                AMOUNT
================================================================================================================
U.S. GOVERNMENT OBLIGATIONS--4.4%
----------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank, 5.45%, 6/1/98(5) (Cost $21,800,000)                     $21,800,000           21,800,000


================================================================================================================
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--1.6%
----------------------------------------------------------------------------------------------------------------
Sumitomo Bank Treasury Co., LLC, 9.40% Bonds, 12/29/49(3)(6)
(Cost $8,340,812)                                                                 8,165,000            7,935,172


----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $377,088,792)                                       101.2%         500,172,551
----------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                  (1.2)          (6,018,483)
                                                                                -----------         ------------
NET ASSETS                                                                            100.0%        $494,154,068
                                                                                ===========         ============

                  16  Oppenheimer Quest Global Value Fund, Inc.

Distribution of investments by country of issue, as a percentage of total investments at value, is as follows:

COUNTRY                                                                        MARKET VALUE              PERCENT
----------------------------------------------------------------------------------------------------------------
United States                                                                  $228,782,534                 45.7%
----------------------------------------------------------------------------------------------------------------
Japan                                                                            38,679,036                  7.7
----------------------------------------------------------------------------------------------------------------
France                                                                           33,821,254                  6.8
----------------------------------------------------------------------------------------------------------------
Sweden                                                                           31,176,172                  6.2
----------------------------------------------------------------------------------------------------------------
Germany                                                                          29,879,762                  6.0
----------------------------------------------------------------------------------------------------------------
Great Britain                                                                    25,083,616                  5.0
----------------------------------------------------------------------------------------------------------------
The Netherlands                                                                  18,669,209                  3.7
----------------------------------------------------------------------------------------------------------------
Spain                                                                            16,333,508                  3.3
----------------------------------------------------------------------------------------------------------------
Switzerland                                                                      15,862,847                  3.2
----------------------------------------------------------------------------------------------------------------
Brazil                                                                           14,495,285                  2.9
----------------------------------------------------------------------------------------------------------------
Canada                                                                           13,801,566                  2.8
----------------------------------------------------------------------------------------------------------------
Finland                                                                           8,380,983                  1.7
----------------------------------------------------------------------------------------------------------------
Mexico                                                                            4,299,094                  0.9
----------------------------------------------------------------------------------------------------------------
Austria                                                                           4,192,395                  0.8
----------------------------------------------------------------------------------------------------------------
Greece                                                                            3,974,127                  0.8
----------------------------------------------------------------------------------------------------------------
Italy                                                                             3,802,861                  0.8
----------------------------------------------------------------------------------------------------------------
Hong Kong                                                                         2,201,864                  0.4
----------------------------------------------------------------------------------------------------------------
Norway                                                                            1,989,552                  0.4
----------------------------------------------------------------------------------------------------------------
Australia                                                                         1,682,701                  0.3
----------------------------------------------------------------------------------------------------------------
Hungary                                                                           1,458,488                  0.3
----------------------------------------------------------------------------------------------------------------
Philippines                                                                         893,195                  0.2
----------------------------------------------------------------------------------------------------------------
Chile                                                                               712,500                  0.1
----------------------------------------------------------------------------------------------------------------
Singapore                                                                                 2                  0.0
                                                                               ------------                -----
Total                                                                          $500,172,551                100.0%
                                                                               ============                =====

1. Loaned security--See Note 7 of Notes to Financial Statements.

2. Non-income producing security.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $8,810,172 or 1.78% of the Fund's net assets as of May 31, 1998.

4. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.

5. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

6. Represents the current interest rate for a variable rate security.

See accompanying Notes to Financial Statements.

                 17  Oppenheimer Quest Global Value Fund, Inc.

STATEMENT OF ASSETS AND LIABILITIES  May 31, 1998 (Unaudited)

================================================================================================================
ASSETS
Investments, at value (cost $377,088,792)--see accompanying statement                               $500,172,551
----------------------------------------------------------------------------------------------------------------
Collateral for securities loaned--Note 7                                                              43,483,741
----------------------------------------------------------------------------------------------------------------
Cash--foreign currencies                                                                                 335,645
----------------------------------------------------------------------------------------------------------------
Unrealized appreciation on forward foreign currency
exchange contracts--Note 5                                                                                   444
----------------------------------------------------------------------------------------------------------------
Receivables:
Interest and dividends                                                                                 1,163,524
Shares of capital stock sold                                                                           1,062,974
Investments sold                                                                                         517,532
----------------------------------------------------------------------------------------------------------------
Other                                                                                                      6,675
                                                                                                    ------------
Total assets                                                                                         546,743,086

================================================================================================================
LIABILITIES
Bank overdraft                                                                                            31,505
----------------------------------------------------------------------------------------------------------------
Return of collateral for securities loaned--Note 7                                                    43,483,741
----------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                                  7,985,390
Shares of capital stock redeemed                                                                         761,906
Distribution and service plan fees                                                                       205,647
Transfer and shareholder servicing agent fees                                                             56,162
Other                                                                                                     64,667
                                                                                                    ------------
Total liabilities                                                                                     52,589,018

================================================================================================================
NET ASSETS                                                                                          $494,154,068
                                                                                                    ============

================================================================================================================
COMPOSITION OF NET ASSETS
Par value of shares of capital stock                                                                $    245,621
----------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                           351,209,971
----------------------------------------------------------------------------------------------------------------
Overdistributed net investment income                                                                   (208,300)
----------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions                                              19,835,999
----------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of
assets and liabilities denominated in foreign currencies                                             123,070,777
                                                                                                    ------------
Net assets                                                                                          $494,154,068
                                                                                                    ============

                 18  Oppenheimer Quest Global Value Fund, Inc.


================================================================================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$314,192,392 and 15,492,571 shares of capital stock outstanding)                                          $20.28
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                                               $21.52

----------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $128,878,985
and 6,491,893 shares of capital stock outstanding)                                                        $19.85

----------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $51,082,691
and 2,577,667 shares of capital stock outstanding)                                                        $19.82

See accompanying Notes to Financial Statements.

                 19 Oppenheimer Quest Global Value Fund, Inc.

STATEMENT OF OPERATIONS  For the Six Months Ended May 31, 1998 (Unaudited)

================================================================================================================
INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $206,681)                                             $ 3,285,564
----------------------------------------------------------------------------------------------------------------
Interest                                                                                               1,235,567
----------------------------------------------------------------------------------------------------------------
Security lending fees--Note 7                                                                             47,479
                                                                                                     -----------
Total income                                                                                           4,568,610

================================================================================================================
EXPENSES
Management fees--Note 4                                                                                1,664,365
----------------------------------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                                                  723,086
Class B                                                                                                  564,148
Class C                                                                                                  225,019
----------------------------------------------------------------------------------------------------------------
Administrative fees--Note 4                                                                              558,835
----------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                                                    241,818
----------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                              132,486
----------------------------------------------------------------------------------------------------------------
Registration and filing fees:
Class A                                                                                                   32,615
Class B                                                                                                   16,360
Class C                                                                                                    6,651
----------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                       33,934
----------------------------------------------------------------------------------------------------------------
Directors' fees and expenses                                                                              18,836
----------------------------------------------------------------------------------------------------------------
Legal and auditing fees                                                                                   14,371
----------------------------------------------------------------------------------------------------------------
Other                                                                                                      5,847
                                                                                                    ------------
Total expenses                                                                                         4,238,371

================================================================================================================
NET INVESTMENT INCOME                                                                                    330,239

================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on:
Investments                                                                                           16,177,936
Foreign currency transactions                                                                          3,942,290
                                                                                                    ------------
Net realized gain                                                                                     20,120,226

----------------------------------------------------------------------------------------------------------------

Net change in unrealized appreciation or depreciation on:
Investments                                                                                           43,432,786
Translation of assets and liabilities denominated in foreign currencies                               (3,576,163)
                                                                                                    ------------
Net change                                                                                            39,856,623
                                                                                                    ------------
Net realized and unrealized gain                                                                      59,976,849

================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                 $60,307,088
                                                                                                     ===========

See accompanying Notes to Financial Statements.

                 20  Oppenheimer Quest Global Value Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                              SIX MONTHS ENDED    YEAR ENDED
                                                                              MAY 31, 1998        NOVEMBER 30,
                                                                              (UNAUDITED)         1997
================================================================================================================
OPERATIONS
Net investment income                                                          $    330,239         $     79,629
----------------------------------------------------------------------------------------------------------------
Net realized gain                                                                20,120,226           16,527,219
----------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                            39,856,623           26,553,451
                                                                               ------------         ------------
Net increase in net assets resulting from operations                             60,307,088           43,160,299

================================================================================================================
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A                                                                            (373,400)             (67,908)
-----------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                         (10,969,124)          (6,430,679)
Class B                                                                          (4,152,544)          (1,344,536)
Class C                                                                          (1,648,890)            (546,226)

================================================================================================================
CAPITAL STOCK TRANSACTIONS
Net increase in net assets resulting from capital
stock transactions--Note 2:
Class A                                                                          18,606,686           49,561,888
Class B                                                                          19,576,944           53,533,310
Class C                                                                           7,945,509           20,211,931

================================================================================================================
NET ASSETS
Total increase                                                                   89,292,269          158,078,079
----------------------------------------------------------------------------------------------------------------
Beginning of period                                                             404,861,799          246,783,720
                                                                               ------------         ------------
End of period (including overdistributed net investment
income of $208,300 and $165,139, respectively)                                 $494,154,068         $404,861,799
                                                                               ============         ============

See accompanying Notes to Financial Statements.

                21  Oppenheimer Quest Global Value Fund, Inc.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                     CLASS A
                                                     --------------------------------------------------------------------
                                                     SIX MONTHS
                                                     ENDED
                                                     MAY 31,
                                                     1998           YEAR ENDED NOVEMBER 30,
                                                     (UNAUDITED)    1997          1996          1995(2)         1994
=========================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period                  $18.50        $16.48        $15.49        $14.16         $13.54
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                             .03           .03           .03           .11(3)         .01(3)
Net realized and unrealized gain (loss)                 2.54          2.55          2.33          2.45           1.10
                                                      ------        ------        ------        ------         ------
Total income (loss) from investment
operations                                              2.57          2.58          2.36          2.56           1.11

-------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                    (.03)         (.01)         (.13)           --             --
Distributions from net realized gain                    (.76)         (.55)        (1.24)        (1.23)          (.49)
                                                      ------        ------        ------        ------         ------
Total dividends and distributions
to shareholders                                         (.79)         (.56)        (1.37)        (1.23)          (.49)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $20.28        $18.50        $16.48        $15.49         $14.16
                                                      ======        ======        ======        ======         ======

=========================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)                    14.51%        16.24%        16.60%        19.75%          8.37%

=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of
period (in thousands)                               $314,192      $267,636      $192,000      $161,693       $148,044
-------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $290,288      $233,020      $174,838      $154,288       $148,461
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                            0.32%(6)      0.17%         0.19%         0.77%          0.05%(5)
Expenses                                                1.72%(6)      1.73%         1.88%         1.88%          1.92%(5)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                              19.6%         32.0%         47.8%         76.0%          70.0%
Average brokerage commission rate(8)                 $0.0023       $0.0069       $0.0045            --             --

1. For the period from September 1, 1993 (inception of offering) to November 30, 1993.

2. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.

3. Based on average shares outstanding for the period.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

                  22  Oppenheimer Quest Global Value Fund, Inc.


              CLASS B
-----------   -------------------------------------------------------------------------
              SIX MONTHS
              ENDED
              MAY 31,
              1998           YEAR ENDED NOVEMBER 30,
    1993      (UNAUDITED)    1997          1996          1995(2)    1994         1993(1)
==========================================================================================

   $12.30         $18.14        $16.25        $15.30        $14.07     $13.52       $13.75
------------------------------------------------------------------------------------------

       --(3)        (.01)         (.04)           --          (.02)(3)   (.06)(3)     (.02)(3)
     2.26           2.48          2.48          2.26          2.44       1.10         (.21)
   ------         ------        ------        ------        ------     ------       ------

     2.26           2.47          2.44          2.26          2.46       1.04         (.23)

------------------------------------------------------------------------------------------

     (.12)            --            --          (.07)           --         --           --
     (.90)          (.76)         (.55)        (1.24)        (1.23)      (.49)          --
   ------         ------        ------        ------        ------     ------       ------

    (1.02)          (.76)         (.55)        (1.31)        (1.23)      (.49)          --
------------------------------------------------------------------------------------------
   $13.54         $19.85        $18.14        $16.25        $15.30     $14.07       $13.52
   ======         ======        ======        ======        ======     ======       ======

==========================================================================================
    19.72%         14.24%        15.61%        16.03%        19.12%      7.84%       (1.67)%

==========================================================================================


 $135,616       $128,879       $98,457       $38,634       $16,980    $10,268       $1,676
------------------------------------------------------------------------------------------
 $125,158       $113,307       $67,317       $27,351       $13,908    $ 5,982       $1,015
------------------------------------------------------------------------------------------
     0.04%(5)      (0.16)%(6)    (0.34)%       (0.03)%        0.16%     (0.44)%(5)   (0.76)%(5)(6)
     1.76%(5)       2.22%(6)      2.24%         2.41%         2.47%      2.50%(5)     2.26%(5)(6)
------------------------------------------------------------------------------------------
     46.0%          19.6          32.0%         47.8%         76.0%      70.0%        46.0%
       --        $0.0023       $0.0069       $0.0045            --         --           --



5. During the periods noted above, the former Advisor voluntarily waived a portion of its fees. If such waivers had not been in effect, the ratios of net investment income (loss) to average net assets and the ratios of expenses to average net assets for Class A would have been 0.04% and 1.93%, respectively, for the year ended November 30, 1994, (0.11)% and 1.91%, respectively, for the year ended November 30, 1993. The ratios of net investment income (loss) to average net assets and the ratios of expenses to average net assets would have been (0.45)% and 2.51%, respectively, for Class B and (0.59)% and 2.66%, respectively, for Class C, for the year ended November 30, 1994 and (0.82)% and 2.32%, annualized, respectively, for Class B and (0.78)% and 2.35%, annualized, respectively, for Class C, for the period September 1, 1993 (inception of offering) to November 30, 1993.

6. Annualized.

                  23  Oppenheimer Quest Global Value Fund, Inc.

                                                CLASS C
                                               -----------------------------------------------------------------------
                                               SIX MONTHS
                                               ENDED
                                               MAY 31,
                                               1998           YEAR ENDED NOVEMBER 30,
                                               (UNAUDITED)    1997        1996       1995(2)     1994          1993(1)
======================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period            $18.11      $16.22       $15.26      $14.06     $13.52         $13.75
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                      (.01)       (.03)        (.04)         --(3)    (.08)(3)       (.02)(3)
Net realized and unrealized gain (loss)           2.48        2.47         2.29        2.43       1.11           (.21)
                                                ------      ------       ------      ------     ------         ------
Total income (loss) from investment
operations                                        2.47        2.44         2.25        2.43       1.03           (.23)

----------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                --          --         (.05)         --         --             --
Distributions from net realized gain              (.76)       (.55)       (1.24)      (1.23)      (.49)            --
                                                ------      ------       ------      ------     ------         ------
Total dividends and distributions
to shareholders                                   (.76)       (.55)       (1.29)      (1.23)      (.49)            --
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $19.82      $18.11       $16.22      $15.26     $14.06         $13.52
                                                ======      ======       ======      ======     ======         ======

======================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)              14.26%      15.64%       16.04%      18.90%      7.77%         (1.67)%

======================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of
period (in thousands)                          $51,083     $38,769      $16,149      $4,373     $2,415           $244
----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $45,195     $26,735      $10,152      $3,834     $1,150           $200
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                     (0.17)%(6)  (0.34)%      (0.07)%      0.03%     (0.59)%(5)
Expenses                                          2.22%(6)    2.24%        2.43%       2.60%       2.66%(5)      2.26%(5)(6)
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                        19.6%       32.0%        47.8%       76.0%       70.0%         46.0%
Average brokerage commission rate(8)           $0.0023     $0.0069      $0.0045          --          --           --

7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 1998 were $148,213,696 and $79,111,173, respectively.

8. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

See accompanying Notes to Financial Statements.

                  24  Oppenheimer Quest Global Value Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES
Oppenheimer Quest Global Value Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation. The Fund seeks its investment objective through pursuit of a global investment strategy primarily involving equity securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

                25  Oppenheimer Quest Global Value Fund, Inc.

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

                  26  Oppenheimer Quest Global Value Fund, Inc.

================================================================================
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                  27  Oppenheimer Quest Global Value Fund, Inc.

================================================================================
2. CAPITAL STOCK
The Fund has authorized 100 million shares of $.01 par value capital stock. Transactions in shares of capital stock were as follows:

                                           SIX MONTHS ENDED MAY 31, 1998         YEAR ENDED NOVEMBER 30, 1997
                                           -----------------------------         ----------------------------
                                           SHARES           AMOUNT               SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------------
Class A:
Sold                                       2,570,885        $ 49,014,171           5,472,340        $ 97,919,431
Dividends and distributions
reinvested                                   626,543          10,983,297             402,738           6,322,991
Redeemed                                  (2,174,574)        (41,390,782)         (3,053,828)        (54,680,534)
                                          ----------        ------------          ----------         -----------
Net increase                               1,022,854        $ 18,606,686           2,821,250        $ 49,561,888
                                          ==========        ============          ==========        ============

-----------------------------------------------------------------------------------------------------------------
Class B:
Sold                                       1,245,582        $ 23,256,900           3,404,941        $ 59,914,611
Dividends and distributions
reinvested                                   227,841           3,918,920              80,637           1,247,453
Redeemed                                    (408,922)         (7,598,876)           (435,710)         (7,628,754)
                                          ----------        ------------          ----------         -----------
Net increase                               1,064,501        $ 19,576,944           3,049,868        $ 53,533,310
                                          ==========        ============          ==========        ============

----------------------------------------------------------------------------------------------------------------
Class C:
Sold                                         637,105        $ 11,841,588           1,522,007        $ 26,737,430
Dividends and distributions
reinvested                                    88,693           1,522,865              31,126             480,587
Redeemed                                    (288,730)         (5,418,944)           (407,992)         (7,006,086)
                                          ----------        ------------          ----------         -----------
Net increase                                 437,068        $  7,945,509           1,145,141        $ 20,211,931
                                          ==========        ============          ==========        ============

----------------------------------------------------------------------------------------------------------------

3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At May 31, 1998, net unrealized appreciation on investments of $123,083,759 was composed of gross appreciation of $141,342,643, and gross depreciation of $18,258,884.

                  28  Oppenheimer Quest Global Value Fund, Inc.

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $400 million of average annual net assets, 0.70% of the next $400 million and 0.65% of average annual net assets in excess of $800 million.

     The Manager pays OpCap Advisors (the Sub-Advisor) based on the fee schedule set forth in the Prospectus. For the six months ended May 31, 1998, the Manager paid $758,934 to the Sub-Advisor.

     The administration fees are payable monthly to the Manager and are computed on the Fund's average daily net assets at the annual rate of 0.25%.

     For the six months ended May 31, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $454,578, of which $136,281 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by affiliated broker/dealers. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $798,187 and $98,266, respectively, of which $54,413 and $1,824, respectively, was paid to an affiliated broker/dealer. During the six months ended May 31, 1998, OFDI received contingent deferred sales charges of $108,052 and $11,096, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

     OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. The Fund pays OFS an annual maintenance fee for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. Effective May 1, 1998, the Board of Directors approved an increase in the annual maintenance fee from $14.85 to $18.00 for each shareholder account. During the six months ended May 31, 1998, the Fund paid OFS $205,180.

                  29  Oppenheimer Quest Global Value Fund, Inc.

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES  (CONTINUED)

The Fund has adopted a Distribution and Service Plan for Class A shares to compensate OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Under the Plan, the Fund pays an annual asset-based sales charge to OFDI of 0.25% per year on Class A shares. The Fund also pays a service fee to OFDI of 0.25% per year. Each fee is computed on the average annual net assets of Class A shares of the Fund, determined as of the close of each regular business day. OFDI uses all of the service fee and a portion of the asset-based sales charge to compensate brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. OFDI retains the balance of the asset-based sales charge to reimburse itself for its other expenditures under the Plan. During the six months ended May 31, 1998, OFDI paid $17,162 to an affiliated broker/dealer as compensation for Class A personal service and maintenance expenses and retained $226,960 as compensation for Class A sales commissions and service fee advances, as well as financing costs.

     The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the six months ended May 31, 1998, OFDI paid $1,376 to an affiliated broker/dealer as compensation for Class B personal service and maintenance expenses and retained $492,135 and $143,275, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. At May 31, 1998, OFDI had incurred excess distribution and servicing costs of $3,490,384 for Class B and $322,218 for Class C.

                  30  Oppenheimer Quest Global Value Fund, Inc.

================================================================================
5. FORWARD CONTRACTS

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

     The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

     Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

     Securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

     Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At May 31, 1998, the Fund had outstanding forward contracts as follows:

                                         EXPIRATION          CONTRACT            VALUATION AS OF           UNREALIZED
                                         DATE                AMOUNT              MAY 31, 1998              APPRECIATION
-----------------------------------------------------------------------------------------------------------------------
CONTRACTS TO SELL
-----------------
British Pound Sterling (GBP)             6/1/98              317,368 GBP         $517,532                  $444

                  31  Oppenheimer Quest Global Value Fund, Inc.

================================================================================
6. ILLIQUID AND RESTRICTED SECURITIES

At May 31, 1998, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at May 31, 1998 was $357,613, which represents 0.07% of the Fund's net assets. Information concerning restricted securities is as follows:

                                                                                              VALUATION PER UNIT
SECURITY                                              ACQUISITION DATES     COST PER UNIT     AS OF MAY 31, 1998
----------------------------------------------------------------------------------------------------------------
Viglen Technology plc Loan Nts.                       12/18/97              $0.00                          $1.63
================================================================================================================

7. SECURITIES LOANED

The Fund has entered into a securities lending arrangement with the custodian. Under the terms of the agreement, the Fund pays State Street Bank and Trust Company 35% of the net interest earned as a fee for administering the security lending program. The custodian is authorized to loan securities on behalf of the Fund, against receipt of cash collateral at least equal in value to the value of the securities loaned. The collateral is invested by the custodian in money market instruments approved by the Manager. As of May 31, 1998, the Fund had on loan securities valued at $41,842,344. Cash of $42,666,941 was received as collateral for the loans, and has been invested in the approved instruments. U.S. Treasury Bonds valued at $816,800 were also received as collateral. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

                  32  Oppenheimer Quest Global Value Fund, Inc.

================================================================================
8. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

     The Fund had no borrowings outstanding during the six months ended May 31, 1998.

                  33  Oppenheimer Quest Global Value Fund, Inc.

OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.


================================================================================
OFFICERS AND DIRECTORS            Bridget A. Macaskill, Chairman of the Board of
                                    Directors and President
                                  Paul Y. Clinton, Director
                                  Thomas W. Courtney, Director
                                  Robert G. Galli, Director
                                  Lacy B. Herrmann, Director
                                  George Loft, Director
                                  Robert C. Doll, Jr., Vice President
                                  George C. Bowen, Treasurer
                                  Robert J. Bishop, Assistant Treasurer
                                  Scott T. Farrar, Assistant Treasurer
                                  Andrew J. Donohue, Secretary
                                  Robert G. Zack, Assistant Secretary

================================================================================
INVESTMENT ADVISOR                OppenheimerFunds, Inc.
AND ADMINISTRATOR

================================================================================
SUB-ADVISOR                       OpCap Advisors

================================================================================
DISTRIBUTOR                       OppenheimerFunds Distributor, Inc.

================================================================================
TRANSFER AND SHAREHOLDER          OppenheimerFunds Services
SERVICING AGENT

================================================================================
CUSTODIAN OF PORTFOLIO            State Street Bank and Trust Company
SECURITIES

================================================================================
INDEPENDENT ACCOUNTANTS           PricewaterhouseCoopers LLP

================================================================================
LEGAL COUNSEL                     Gordon Altman Butowsky Weitzen Shalov & Wein

                                  The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants.

                                  This is a copy of a report to shareholders of Oppenheimer Quest Global Value Fund, Inc. This report must be preceded or accompanied by a Prospectus of Oppenheimer Quest Global Value Fund, Inc. For material information concerning the Fund, see the Prospectus.

                                  Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

                 34  Oppenheimer Quest Global Value Fund, Inc.

OPPENHEIMERFUNDS FAMILY

==================================================================================================
REAL ASSET FUNDS
--------------------------------------------------------------------------------------------------
Real Asset Fund                   Gold & Special Minerals Fund

==================================================================================================
GLOBAL STOCK FUNDS
--------------------------------------------------------------------------------------------------
Developing Markets Fund           International Growth Fund           Quest Global Value Fund
International Small               Global Fund                         Global Growth &Income Fund
  Company Fund

==================================================================================================
STOCK FUNDS
--------------------------------------------------------------------------------------------------
Enterprise Fund                   MidCap Fund                         Growth Fund
Discovery Fund                    Capital Appreciation Fund           Disciplined Value Fund
Quest Small Cap Value Fund        Quest Capital Value Fund            Quest Value Fund

==================================================================================================
STOCK & BOND FUNDS
--------------------------------------------------------------------------------------------------
Main Street Income &              Total Return Fund                   Disciplined Allocation Fund
  Growth Fund                     Quest Balanced                      Multiple Strategies Fund
Quest Opportunity                   Value Fund(1)                     Convertible Securities Fund(2)
  Value Fund                      Equity Income Fund

==================================================================================================
TAXABLE BOND FUNDS
--------------------------------------------------------------------------------------------------
International Bond Fund           Champion Income Fund                U.S. Government Trust
World Bond Fund                   Strategic Income Fund               Limited-Term Government Fund
High Yield Fund                   Bond Fund

==================================================================================================
MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------------------------
California Municipal Fund(3)      Pennsylvania Municipal Fund(3)      Rochester Division:
Florida Municipal Fund(3)         Municipal Bond Fund                 Rochester Fund Municipals
New Jersey Municipal Fund(3)      Insured Municipal Fund              Limited Term New York
New York Municipal Fund(3)        Intermediate Municipal Fund           Municipal Fund

==================================================================================================
MONEY MARKET FUNDS(4)
--------------------------------------------------------------------------------------------------
Money Market Fund                 Cash Reserves

1. On 5/18/98, the Fund's name was changed from "Quest Growth & Income Value Fund."

2. On 4/28/98, the Fund's name was changed from "Bond Fund for Growth."

3. Available only to investors in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1998 OppenheimerFunds, Inc. All rights reserved.

                 35  Oppenheimer Quest Global Value Fund, Inc.

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--------------------------------------------------------------------------------

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                                                         [OPPENHEIMERFUNDS LOGO]

RS0254.001.0598 July 30, 1998